Exhibit 99.1

North America Investor Day 11 May 2011 Niall Booker Chief Executive North America

Forward-looking statements This presentation and subsequent discussion may contain certain forward-looking statements with respect to the financial condition, results of operations and business of the Group. These forward- looking statements represent the Group's expectations or beliefs concerning future events and involve known and unknown risks and uncertainty that could cause actual results, performance or events to differ materially from those expressed or implied in such statements. Additional detailed information concerning important factors that could cause actual results to differ materially is available in our Annual Report and Accounts 2010. Past performance cannot be relied on as a guide to future performance. This presentation contains non-GAAP financial information. Reconciliation of non-GAAP financial information to the most directly comparable measures under GAAP are provided in the 'Reconciliation of reported and underlying profit before tax' supplement available at www.hsbc.com. 130

Why we need to be in North America Overview Long-term trends US and Canada account for 26% of world GDP in 2010 International trade hubs with c.11% of global exports and c.15% of global imports Ranked #4 (US) and #10 (Canada) on the Global Competitiveness Index 2010- 2011 Significant FDI flows into region (ranked #2 worldwide) US is the largest wealth management market in the world with a wealth pool of USD29tn Source: IMF, World Bank, WTO, World Economic Forum, HSBC Global Research, Brookings Institute, Datamonitor Economic relevance The region remains materially relevant: In 2050, the combined GDP forecast for US and Canada is comparable to mainland China By 2020, North America will account for 25% of global banking profit pools and 10% of total trade growth Wealth Continued sizeable growth of wealth market expected In 2050, GDP per capita in US / Canada will be three times greater than in mainland China International connectivity Asian population to increase to c.10% of total US population by 2050 North America will continue to be a dominant player in world trade Key trends for North America 131

116.000000000013 457.000000000052 Source: US Census Bureau US Trade with NAFTA USDbn US Trade with mainland China USDbn US Trade with Brazil USDbn 657.000000000075 918.000000000104 653 +3% 2010 918 2000 116 +15% 2010 457 2000 29.0000000000033 59.0000000000067 +7% 2010 2000 CAGR US trade with key Faster Growing Markets expanding rapidly Key trends for North America 132

HSBC position in North America US loss of USD545m is significantly reduced from 2009 due to improvements in loan impairment charges Canada contributed USD867m PBT in 2010 making it a significant contributor to Group's PBT North America results1 Reported PBT, USDbn, 2010 1 Chart includes Bermuda but is not discussed elsewhere in this presentation 1.28500000000015 0.4 -3.00000000000034E-03 -2.30600000000026 0.248000000000028 0.5 0 0.110000000000013 4.90000000000055E-02 3.20000000000037E-02 0.113000000000013 4.70000000000053E-02 0.454000000000052 0.5 1.6 GBM 0.9 CMB 0.1 US Total Canada Bermuda RBWM (2.1) GPB HSBC position and competitive advantages 133

HSBC Canada A good record of satisfactory returns with double digit ROE throughout the cycle Effective business model with a clear focus on core businesses with international connectivity Role model for the future US business A HSBC Bank USA A record of underperformance against Group target returns B HSBC Finance Cards has been profitable through the cycle, but is not fully aligned with strategic customer base Mortgage business is in run-off C Global business hubs New York as GBM hub for the Americas Miami as GPB hub and gateway to Latin America D HSBC Position in North America Contrasting performance, opportunities and challenges across North American businesses HSBC position and competitive advantages 134

Canada - Invest in internationally connected growth No other international bank has our domestic presence, no Canadian bank has our international reach CMB Pursue sizeable opportunity for revenue growth in Eastern Canada Expand Global Markets coverage to improve product offering and revenues RBWM Pursue growth in Premier proposition Maintain focus on target populations, e.g., Asian diaspora Continued promotion of international wealth management capabilities A Strategic directions and actions 135

HSBC Bank USA - Boost international connectivity Satisfy the international needs of US clients and the US needs of international clients CMB Continue expansion in metropolitan areas with strong international connectivity Capitalise on increasing international needs of small and mid-market US companies RBWM Reposition and right-size branch network to concentrate on areas with strong international connectivity Increase value of Premier portfolio B Strategic directions and actions 136

Eighteen metro areas exported more than USD10bn in merchandise in 2009 Source: US Census Bureau, Foreign Trade Division. Prepared by International Trade Administration, Office of Trade and Industry Information HSBC's US network increasingly aligned with internationally connected metro areas Since 2003, 125 branches have been opened in internationally connected areas; 76 non- strategic branches have been closed Of the 19 branches opened since 2008, 16 are exceeding plan, of which 4 have achieved break-even West Coast network has performed particularly well Future investment in RBWM and CMB networks will strengthen the focus on internationally connected areas Cities with HSBC offices B Focus US branch network on internationally connected metro areas Strategic directions and actions 137

HSBC Finance - Focus on reducing RWAs Committed to reviewing opportunities to release & reallocate capital to internationally connected businesses Cards Strong performance throughout the cycle, but dependent upon domestic market with limited international connectivity Further capital investment necessary to maintain performance: HSBC appetite is limited Strategic review of options to maximise value and capital allocation under way Consumer and Mortgage Lending Continue to run-off ethically and effectively Portfolio forecast to reduce by 50-60% over next 5 years Subject to market conditions, opportunities to accelerate portfolio run-off will be pursued C Strategic directions and actions 138

Integrated Americas platform for Global Businesses Focus on sustainable growth across the Americas region GBM Strengthen New York as a hub for the GBM business across the Americas Increase global revenues from US managed clients Improve alignment across customer groups Deliver Canadian products to global priority clients Provide emerging market products to Canadian investors GPB Sell Faster Growing Markets products to domestic and international clients Leverage Miami hub to support and expand Latin American business D Strategic directions and actions 139

Refocus and rationalise cost base to support strategic businesses Sustainable cost savings Maintain strong focus on compliance and risk management Multi-year US restructuring already underway to create a significantly more efficient and globally connected business Dedicated restructuring team in place Comprehensive program of initiatives identified Re-engineer the US business in order to improve financial performance Simplify product offerings Refocus in strategic, profitable businesses and markets Establish a lean and sustainable support infrastructure US restructuring programme Implement consistent business models Redesign organisation Re-engineer processes Improve efficiency Reduce vendor spend Re-engineer global functions Consolidate footprint Streamline IT Realign to support strategy and restructuring programme 150-300 50-150 50-150 50-150 50-150 Example initiatives, USDm Strategic directions and actions 140

North America Competitive advantages Strategic actions Strategic review of Cards and opportunistic shrinkage of the Mortgage book US bank to look more like Canada (and the rest of HSBC) by right sizing and repositioning network and reducing costs Taking advantage of opportunities in Trade and the growth in Latin America and Canada to focus on growing CMB and GBM Meeting our regulatory obligations and making HSBC better understood and respected in Washington Ability to connect Mature and Faster Growing Markets Leverage global network and skill sets in CMB and GBM Focus on companies conducting international trade, diasporas and internationally connected individuals with wealth Target RoRWA 0.8%-1.3% Key take-aways 141

Basis of preparation (1/2) Actuals Actual numbers presented are on a reported basis and include the effect of movements in the fair value of HSBC's own debt related to credit spreads AMG The Global Asset Management business formed part of GBM in 2010, but has been included in RBWM for the RoRWA targets. Comparative data will be presented to reflect this reclassification in the Interim Report 2011 Asia Data for 'Asia' comprises the sum of reported figures for the Hong Kong and Rest of Asia-Pacific geographical regions without the elimination of inter-segment items Composition of the Group No changes to the composition of the Group have been assumed other than those described in this presentation Financial targets Financial targets are prepared on the basis of the Group's accounting policies as set out in the Annual Report and Accounts 2010, and on the basis of tax rates and laws enacted or substantively enacted as at 31 December 2010. The potential effects on HSBC's operations and performance of the Dodd-Frank Act in the US, the deliberations of the UK Independent Commission on Banking, and a range of evolving regulatory changes which may or may not affect HSBC have not been included in the targets Other The main items reported under 'Other' are certain property activities, the estimated impact of the UK bank levy, unallocated investment activities, centrally held investment companies, gains arising from the dilution of interests in associates, movements in the fair value of own debt designated at fair value (the remainder of the Group's gain on own debt is included in GBM) and HSBC's holding company and financing operations. The results also include net interest earned on free capital held centrally, operating costs incurred by the head office operations in providing stewardship and central management services to HSBC, and costs incurred by the Group Service Centres and Shared Service Organisations and associated recoveries 142

Basis of preparation (2/2) RoE Return on equity ('RoE') is profit attributable to ordinary shareholders of the parent company divided by average ordinary shareholders' equity RoRWA The metric, return on risk weighted assets ('RoRWA'), is the profit before tax divided by average RWAs. The RWAs have been calculated using FSA rules for the 2010 metrics. The regional and customer group targets are adjusted for Basel 3 rules specific to the GBM business. In all cases, RWAs or financial metrics based on RWAs for geographical segments or customer groups are on a third party basis and exclude intra-HSBC exposures RoRWA target for Europe The Europe RoRWA target includes the Group's head office costs, intra-HSBC recharges and the total estimated impact of the UK bank levy RoRWA target for 'Other' No RoRWA target has been set for the 'Other' customer group as it is not considered to be a meaningful measure in terms of performance assessment and resource allocation RWAs for the mainland China associates RWAs for the mainland China associates have been reallocated from the 'Other' customer group to RBWM, CMB and GBM to align better with the basis for the allocation of their profits. This represents a reclassification from the basis used in HSBC's 2010 Pillar 3 Disclosures. Comparative customer group RWAs will be presented on the new basis in the Interim Report 2011 143

Acronyms and definitions A/D ratio Ratio of customer advances to customer deposits Advance HSBC Advance, a global banking proposition for the mass-affluent segment of customers AFS Available for sale AMG Global Asset Management APS Asset Protection Scheme ASEAN The Association of South East Asian Nations ASP Asia-Pacific AUM Assets under management BoCom Bank of Communications Co., Limited, mainland China's fourth largest bank by market capitalisation bps Basis points (a basis point is 1/100 of a percentage point) BSM Balance Sheet Management, a division of Global Banking and Markets CAGR Compound annual growth rate CER The cost efficiency ratio is total operating expenses divided by net operating income before loan impairment charges and other credit risk provisions CHF Swiss franc CMB Commercial Banking customer group CML Consumer and Mortgage Lending CoEs Centres of excellence Core Tier 1 capital The highest quality form of regulatory capital that comprises total shareholders' equity and related non-controlling interests, less goodwill and intangible assets and certain other regulatory adjustments CRD Capital Requirements Directive CRM Customer relationship management CVA Credit valuation adjustment DCM Debt capital markets DTA Deferred tax asset EBA European Banking Authority ECA Export credit agency EM Emerging markets EMEA Europe, Middle East and Africa ESMA European Securities and Markets Authority ETF Exchange traded funds EU European Union FCA UK Financial Conduct Authority FDI Foreign direct investment FIG Financial Institutions Group FPC UK Financial Policy Committee FRB Federal Reserve Board FSA Financial Services Authority FSB Financial Stability Board FVOD Fair value of own debt related to credit spreads FX Foreign exchange GBM Global Banking and Markets global business GDP Gross Domestic Product GPB Global Private Banking global business GTB Global Transaction Banking HK Hong Kong Special Administrative Region of the People's Republic of China HNWI High net worth individuals HSS HSBC Securities Services ICB Independent Commission on Banking IPO Initial public offering IT Information technology KYC Know your customer LC Letters of credit LIC Loan impairment charges M&A Mergers and acquisitions Mainland China People's Republic of China excluding Hong Kong MENA Middle East and North Africa MLA Mandated lead arranger MMEs Mid-market enterprises NAFTA North American Free Trade Agreement NNM Net new money NYSE New York Stock Exchange OCC Office of the Comptroller of Currency OTC Over the counter PBT Profit before tax PCM Payment and Cash Management, a division of Global Banking and Markets PFS Personal Financial Services PPI Payment protection insurance PRA UK Prudential Regulation Authority Premier HSBC's premium global banking service RBWM Retail Banking and Wealth Management global business, which comprises the existing Personal Financial Services customer group and Global Asset Management RMs Relationship managers RMB Renminbi ROE Return on equity RoRWA Pre-tax return on risk weighted assets RWAs Risk weighted assets SIFIs Systemically Important Financial Institutions SMEs Small and medium-sized enterprises STP Straight through processing TARP Troubled Asset Relief Program Tier 2 capital A component of regulatory capital, comprising qualifying subordinated loan capital, related non-controlling interests, allowable collective impairment allowances and unrealised gains arising on the fair valuation of equity instruments held as available-for-sale. Tier 2 capital also includes reserves arising from the revaluation of properties UHNW Ultra high net worth individuals UK United Kingdom US United States of America VaR Value at risk: a measure of the loss that could occur on risk positions as a result of adverse movements in market risk factors (e.g. rates, prices, volatilities) over a specified time horizon and to a given level of confidence YoY Year on year 144